                          Van Kampen American Capital


                                   BOND FUND



                                 ANNUAL REPORT
                                 JUNE 30, 1997




                            [GRAPHIC APPEARS HERE]




             -- A Wealth of Knowledge . A Knowledge of Wealth . --

                          VAN KAMPEN AMERICAN CAPITAL

         Table of Contents

Letter to Shareholders................  1
Performance Results...................  4
Portfolio of Investments..............  5
Statement of Assets and Liabilities...  9
Statement of Operations............... 10
Statement of Changes in Net Assets.... 11
Financial Highlights.................. 12
Notes to Financial Statements......... 14
Report of Independent Accountants..... 18
Dividend Reinvestment Plan............ 19





ACB ANR 8/97

                            Letter to Shareholders


            [PHOTOS OF DENNIS J. MCDONNELL AND DON G. POWELL HERE]

July 30, 1997

Dear Shareholder,

  As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge; the merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm.

  As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms who are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.

Economic Review
  Volatility dominated the bond market during the 12 months ended June 30. Initially, prices fell as the economy grew stronger, which fueled fears of an interest rate hike by the Federal Reserve Board. When growth slowed to a moderate 2.1 percent rate in the third quarter of 1996 and a Democratic president was re-elected along with a Republican Congress, bond prices resumed their rise. The split government was seen as a restraint on spending increases that could potentially undermine efforts to control the federal budget deficit. By late November, the 30-year Treasury bond's yield, which moves in the opposite direction of its price, slipped to 6.35 percent from over 7.00 percent in July.

  The scenario shifted again at the start of 1997. Economic growth began to accelerate, reigniting fears of a Fed rate hike, and bond prices resumed their retreat. Despite a temporary reversal in February on signs of moderating inflation, the price decline continued, gaining momentum after the Fed raised short-term interest rates a quarter percentage point in late March. The rate hike was viewed as the first of many, imposing additional downward pressure on bond prices. First-quarter growth soared at a 4.9 percent pace, and by mid-April, the yield on the 30-year Treasury bond jumped to 7.17 percent. The market reversed itself once more after signs of a slowing economy re-emerged in May and the Fed refrained from raising rates again. By the end of June, the price of the 30-year Treasury rose as its yield slipped to 6.79 percent.

  Throughout most of the 12-month period, investment-grade corporate bonds moved in tandem with Treasury securities. Strong demand by investors for corporate bonds more than offset the sharp increase in their supply, which jumped more than 31 percent in 1996. First-quarter issuance was also up more than 31 percent compared to the level seen a year earlier.

                                       1                   Continued on page two

Fund Strategy

  We maintained a heavy weighting in investment-grade corporate bonds, diversifying those assets by credit quality and issuers. As of June 30, approximately 88 percent of Fund long-term investments, were investment grade, including 60 percent that were rated BBB, the lowest rating Standard & Poor's Ratings Group assigns to investment-grade bonds. Among the remaining long-term investments, about 8 percent were AA-rated or cash equivalents, 20 percent were A-rated, 9 percent were BB-rated, and 3 percent were B-rated.

  Investing throughout the ratings spectrum may help to balance the portfolio's relative volatility to changing interest rates. BBB-rated bonds usually have higher yields than other investment-grade bonds and, as a result, tend to outperform those securities during periods of rising interest rates. The additional income generated by BBB-rated bonds help cushion the decline in principal. BB-rated bonds usually provide higher yields than BBB-rated securities. AA-rated and A-rated bonds typically have performed better when rates are declining, and have tended to provide safety of principal.

  Portfolio turnover during the 12-month period was limited because market conditions offered few opportunities to add value to existing holdings. The average yield of bonds in the portfolio was higher than current market yields, and tight spreads between the yields of BBB-rated bonds and A-rated bonds provided little incentive to adjust the portfolio.

  Trading activity focused on improving the Fund's call protection and maintaining its dividend, which has been stable for four years. As a result, purchases emphasized long-term securities that would not be callable for several years, and high-yielding bonds. Among the bonds added to the portfolio during the second half of the fiscal year were U.S. Can Corp., Tenet Healthcare Corp.; Americredit Corp., an auto-lending company; and Comcast Cable Communications, a cable company. Bonds that were sold included securities that had capital gains and one bond that had been tendered to the issuer at a premium.

  Going forward, we hope to add more high yield securities to the Fund in order to help maintain its income-paying ability. The Fund can invest up to 20 percent of its assets in high yield bonds, but as of June 30, only 12 percent of its long-term investments were in high yield securities.

  During the 12-month period, the duration of the Fund declined because a number of bonds that had appreciated in price began to trade according to their call date rather than their maturity date. Duration is a measure of a portfolio's sensitivity to interest rates changes. The longer the duration, the greater the effect of rate changes on the value of a portfolio; the shorter the duration, the smaller that effect. The relatively short duration of the Fund helped to underpin its net asset value in March and April, when interest rates rose. We hope to gradually extend the Fund's duration as interest rates stabilize.

  The Fund remains widely diversified in the number of securities it holds. Its largest sector exposure is in electric utilities, followed by consumer services, transportation, and processing industries. We continue to find utility bonds attractive because of the slow pace of industry deregulation and the bonds' relatively high yields.

Holdings by Sector as of June 30, 1997*
Utilities................................ 35%    Energy..............................   7%
Consumer Services........................ 13%    Government..........................   5%
Transportation........................... 11%    Other...............................   5%
Raw Materials/Processing Industries...... 11%    Health Care.........................   3%
Producer Manufacturing...................  7%    Finance.............................   3%

* As a Percentage of Long-Term Investments

                                       2                 Continued on page three

Performance Summary

  For the 12-month period ended June 30, 1997, the Bond Fund generated a total return at market price of 15.06 percent/1/. For the same period, the Lehman Brothers Corporate Bond Index returned 3.07 percent. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of corporate bonds, and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

  The Fund's return reflects the change in market price per share on the New York Stock Exchange from $18.125 on June 30, 1996, to $19.250 on June 30, 1997, and dividends totaling $1.54 per share.

Outlook
  We continue to see strength in the economy, but we do not believe that second-quarter growth was nearly as vibrant as the 4.9 percent pace set in the first quarter. While labor productivity and manufacturing remained strong in the second quarter, retail sales fell, and the unemployment rate, which had slipped below 5.0 percent in April and May, edged up to that level in June.

  We expect that growth will accelerate again during the second half of the year because the economy's strong underlying fundamentals, including consumer confidence, job growth, and moderate inflation, remain intact. As a result, we believe the Federal Reserve may not raise rates again before year end. Given this outlook, we expect the yield on the 30-year Treasury bond to range between
6.25 and 6.75 percent for the remainder of the year.

  We believe that the Fund's heavy weighting of high-quality investment-grade bonds and its relatively short average maturity serves to potentially limit price volatility due to changing market conditions. In addition, the Fund is well-diversified among different securities and different market sectors. We do not anticipate making major adjustments to the portfolio until market fundamentals shift substantially, and we will monitor the economy in addition to Fed policy in order to anticipate such a shift. In addition, we will continue to seek a balance between the Fund's total return and its dividend income, and will seek to add value through security selection. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


/s/ Don G. Powell                              /s/ Dennis J. McDonnell
Don G. Powell                                  Dennis J. McDonnell
Chairman                                       President
Van Kampen American Capital                    Van Kampen American Capital
Asset Management, Inc.                         Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

                     Van Kampen American Capital Bond Fund
                            NYSE Ticker Symbol--ACB

Common Share Total Returns
One-year total return based on market price/1/..................      15.06%
One-year total return based on NAV/2/...........................       9.46%
Distribution Rate
Distribution rate as a % of closing common stock price/3/.......       8.00%
Share Valuations................................................
Net asset value.................................................      $20.26
Closing common stock price......................................     $19.250
One-year high common stock price (02/24/97).....................     $19.500
One-year low common stock price (09/11/96)......................     $17.750

/1/Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                           Portfolio of Investments

                                 June 30, 1997
====================================================================================
Par
Amount
(000)       Description                               Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
            Corporate Bonds 89.9%
            Consumer Distribution 0.3%
$      750  Dimon, Inc.                                8.875%  06/01/06   $   782,625
                                                                          -----------
            Consumer Durables 0.4%
     1,000  Chrysler Corp.                             7.450   03/01/27       991,180
                                                                          -----------
            Consumer Non-Durables 1.9%
     4,000  Coca Cola Enterprises, Inc.                8.500   02/01/12     4,488,400
                                                                          -----------
            Consumer Services 12.6%
     1,250  Belo A H Corp.                             7.125   06/01/07     1,253,125
     2,500  Columbia Pictures Entertainment, Inc.      9.875   02/01/98     2,561,250
     2,000  Comcast Cable Communications, 144A
            Private Placement (a)                      8.125   05/01/04     2,098,200
     3,000  Cox Communications, Inc.                   7.250   11/15/15     2,933,070
     5,000  Harcourt General, Inc.                     9.500   03/15/00     5,349,500
     1,750  Harcourt General, Inc.                     8.875   06/01/22     2,004,100
     1,000  News America Holdings, Inc.                8.875   04/26/23     1,081,300
       100  Premier Parks, Inc.                        9.750   01/15/07       104,000
    11,000  Tele Communications, Inc.                  9.250   01/15/23    11,531,300
                                                                          -----------
                                                                           28,915,845
                                                                          -----------
            Energy 7.1%
     7,400  Ashland Oil Inc.                           8.800   11/15/12     8,352,380
       750  Barrett Resources Corp.                    7.550   02/01/07       723,750
     5,025  PDV America, Inc.                          7.875   08/01/03     5,122,987
     1,000  Transcontinental Gas Pipe Line Corp.       7.250   12/01/26       962,900
     1,000  Union Oil Co.                              9.125   02/15/06     1,137,900
                                                                          -----------
                                                                           16,299,917
                                                                          -----------
            Finance 2.4%
     1,000  Americredit Corp.                          9.250   02/01/04       987,500
     3,288  First PV Funding Corp.                    10.300   01/15/14     3,518,160
     1,000  Royal Bank Scotland Group                  6.375   02/01/11       926,900
                                                                          -----------
                                                                            5,432,560
                                                                          -----------

                                       5              See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Par
Amount
(000)   Description                                       Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------
        Healthcare 2.8%
$2,300  Aetna Services, Inc.............................   7.125%  08/15/06   $ 2,313,340
 1,000  Allegiance Corp.................................   7.800   10/15/16     1,017,800
   500  Manor Care, Inc.................................   7.500   06/15/06       508,850
 1,500  Tenet Healthcare Corp...........................  10.125   03/01/05     1,638,750
 1,000  Tenet Healthcare Corp...........................   8.625   01/15/07     1,031,400
                                                                              -----------
                                                                                6,510,140
                                                                              -----------
        Producer Manufacturing 6.4%
   250  American Builders, 144A Private Placement (a)...  10.625   05/15/07       258,750
 4,400  ITT Corp........................................   6.750   11/15/05     4,172,520
 1,000  ITT Corp........................................   7.375   11/15/15       948,900
 6,000  John Deere Capital Corp.........................   9.625   11/01/98     6,265,800
   250  Rayovac Corp....................................  10.250   11/01/06       263,125
 2,500  Rubbermaid, Inc.................................   6.600   11/15/06     2,449,250
   250  US Can Corp.....................................  10.125   10/15/06       265,000
                                                                              -----------
                                                                               14,623,345
                                                                              -----------
        Raw Materials/Processing Industries 10.7%
 2,000  Bowater, Inc....................................   9.375   12/15/21     2,385,400
 1,000  Crown Cork & Seal, Inc..........................   8.000   04/15/23     1,022,400
 5,000  Federal Paper Board, Inc........................   8.875   07/01/12     5,765,500
 9,500  Georgia Pacific Corp............................   9.500   02/15/18     9,949,350
 1,500  James River Corp................................   8.375   11/15/01     1,581,225
 3,100  Owens Corning Fiberglass Corp...................   9.375   06/01/12     3,604,370
   250  Pride Petroleum Services, Inc...................   9.375   05/01/07       262,550
                                                                              -----------
                                                                               24,570,795
                                                                              -----------
        Technology 2.2%
 5,000  Unisys Corp.....................................  15.000   07/01/97     5,043,750
                                                                              -----------
        Transportation 10.9%
 3,000  AMR Corp........................................   9.500   05/15/01     3,285,900
 4,250  CSX Corp........................................   8.625   05/15/22     4,747,250
 2,500  Kansas City Southern Industries, Inc............   7.875   07/01/02     2,598,500

                                       6
                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Par
Amount
(000)   Description                                   Coupon      Maturity  Market Value
----------------------------------------------------------------------------------------
        Transportation (Continued)
$7,000  Union Pacific Corp.........................    8.350%     05/01/25  $  7,297,500
 6,000  United Airlines, Inc.......................   10.020      03/22/14     7,222,800
                                                                            ------------
                                                                              25,151,950
                                                                            ------------
        Utilities 32.2%
 5,000  A T & T Corp...............................    8.625      12/01/31     5,418,750
 1,000  AES Corp...................................   10.250      07/15/06     1,090,000
 3,000  Arizona Public Service Co..................    9.500      04/15/21     3,297,000
 3,500  Arizona Public Service Co..................    8.750      01/15/24     3,708,250
 2,000  Arizona Public Service Co..................    8.000      02/01/25     1,981,940
 6,200  Cleveland Electric Illuminating Co.........   10.000      06/01/20     6,541,000
 1,000  Commonwealth Edison Co.....................    8.625      02/01/22     1,026,100
 7,000  Consumers Energy Co........................    8.750      02/15/98     7,151,200
 5,000  GTE North, Inc.............................    8.500      12/15/31     5,294,500
 3,000  Gulf States Utilities Co...................    8.940      01/01/22     3,176,400
 4,000  Long Island Lighting Co....................    9.750      05/01/21     4,230,800
 3,000  Long Island Lighting Co....................    9.000      11/01/22     3,334,500
 4,150  Montana Power Co...........................    8.950      02/01/22     4,467,060
 7,000  Public Service Co. Colorado................    8.750      03/01/22     7,587,300
 2,000  Southern California Gas Co.................    8.750      10/01/21     2,159,200
 2,500  Texas Utilities Electric Co................    8.875      02/01/22     2,743,000
 1,500  United Illuminating Co.....................   10.240      01/02/20     1,616,550
 5,000  United Telecommunications Kansas...........    9.500      04/01/03     5,609,500
   500  UtiliCorp United, Inc......................    6.700      10/15/06       499,600
 3,000  UtiliCorp United, Inc......................    9.000      11/15/21     3,205,800
                                                                            ------------
                                                                              74,138,450
                                                                            ------------
             Total Corporate Bonds........................................   206,948,957
                                                                            ------------
        Government and Government Agency Obligations 4.6%
    11  Federal Home Loan Mortgage Corp., Pool.....    7.375      12/01/02        11,250
     2  Government National Mortgage Assn., Pool...   10.000      10/15/16         1,834
     8  Government National Mortgage Assn., Pool...   10.000      07/15/20         8,403

                                       7
                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Par
Amount
(000)   Description                                              Coupon   Maturity     Market Value
---------------------------------------------------------------------------------------------------
        Government and Government Agency Obligations (Continued)
$4,000  Newfoundland Province Canada.........................    9.000%   10/15/21     $  4,660,400

 5,500  Saskatchewan Province Canada.........................    8.000    02/01/13        5,896,000
                                                                                       ------------
             Total Government and Government Agency Obligations....................      10,577,887
                                                                                       ------------

        Preferred Stock 2.2%
        Commonwealth Edison Co. (44,830 preferred shares, 8.38% coupon)............       4,438,170
        Time Warner, Inc. (566 preferred shares, 10.25% coupon)....................         626,762
                                                                                       ------------
             Total Preferred Stock.................................................       5,064,932
                                                                                       ------------

Total Long-Term Investments 96.7%
  (Cost $208,063,082)..............................................................     222,591,776
                                                                                       ------------
Repurchase Agreement 1.2%
BA Securities ($2,715,000 par collateralized by U.S. Government obligations in a
  pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $2,715,459).......       2,715,000
                                                                                       ------------
Total Investments 97.9%
  (Cost $210,778,082)..............................................................     225,306,776
Other Assets in Excess of Liabilities 2.1%.........................................       4,890,639
                                                                                       ------------
Net Assets 100.0%..................................................................    $230,197,415
                                                                                       ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

The following table summarizes the long-term debt security portfolio composition at June 30, 1997, based upon the highest quality ratings as determined by Standard & Poor's or Moody's.

                    Portfolio Composition by Credit Quality
                    AA..............................    8.0%
                    A...............................   19.9
                    BBB.............................   60.2
                    BB..............................    9.2
                    B...............................    2.7
                                                      ------
                                                      100.0%
                                                      ======

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities

                                 June 30, 1997
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $210,778,082)...........................  $225,306,776
Cash............................................................         2,189
Receivables:
  Interest......................................................     5,214,939
  Dividends.....................................................        93,919
Other...........................................................        31,490
                                                                  ------------
     Total Assets...............................................   230,649,313
                                                                  ------------
Liabilities:
Payables:
  Income Distributions..........................................       292,199
  Investment Advisory Fee.......................................        91,755
  Affiliates....................................................         2,400
Accrued Expenses................................................        48,876
Retirement Plan.................................................        16,668
                                                                  ------------
     Total Liabilities..........................................       451,898
                                                                  ------------
Net Assets......................................................  $230,197,415
                                                                  ============
Net Assets Consist of:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).........  $ 11,362,465
Capital.........................................................   235,011,011
Net Unrealized Appreciation.....................................    14,528,694
Accumulated Undistributed Net Investment Income.................       436,585
Accumulated Net Realized Loss...................................   (31,141,340)
                                                                  ------------
Net Assets......................................................  $230,197,415
                                                                  ============
Net Asset Value Per Common Share
  ($230,197,415 divided by 11,362,465 shares outstanding).......  $      20.26
                                                                  ============

                                       9       See Notes to Financial Statements

                            Statement of Operations

                       For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

Investment Income:
Interest................................................   $18,813,560
Dividends...............................................       432,989
                                                           -----------
    Total Income........................................    19,246,549
                                                           -----------
Expenses:
Investment Advisory Fee.................................     1,103,615
Shareholder Services....................................       127,842
Trustees Fees and Expenses..............................        25,159
Legal...................................................        23,273
Custody.................................................        18,713
Other...................................................       272,398
                                                           -----------
  Total Expenses........................................     1,571,000
                                                           -----------
Net Investment Income...................................   $17,675,549
                                                           ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain/Loss:
  Investments...........................................   $   242,258
  Futures...............................................       (13,940)
                                                           -----------
                                                               228,318
                                                           -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...............................    11,631,688
  End of the Period:
    Investments.........................................    14,528,694
                                                           -----------
Net Unrealized Appreciation During the Period...........     2,897,006
                                                           -----------
Net Realized and Unrealized Gain........................   $ 3,125,324
                                                           ===========
Net Increase in Net Assets from Operations..............   $20,800,873
                                                           ===========

                                       10      See Notes to Financial Statements

                      Statement of Changes in Net Assets

                  For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                                 Year Ended       Year Ended
                                                              June 30, 1997    June 30, 1996
                                                              -------------    -------------
From Investment Activities:
Operations:
Net Investment Income.......................................   $ 17,675,549     $ 17,463,773
Net Realized Gain...........................................        228,318          997,239
Net Unrealized Appreciation/Depreciation During
  the Period................................................      2,897,006       (6,005,192)
                                                               ------------     ------------
Change in Net Assets from Operations........................     20,800,873       12,455,820
Distributions from Net Investment Income....................    (17,499,005)     (17,499,350)
                                                               ------------     ------------
Net Change in Net Assets from
  Investment Activities.....................................      3,301,868       (5,043,530)
Net Assets:
Beginning of the Period.....................................    226,895,547      231,939,077
                                                               ------------     ------------
End of the Period
  (Including accumulated undistributed net investment
  income of $436,585 and $257,548, respectively)............   $230,197,415     $226,895,547
                                                               ============     ============

                                       11      See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one common share of the
              Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         ---------------------------
                                                            1997      1996      1995
------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period.............................   $ 19.97   $ 20.41   $ 19.07
                                                         -------   -------   -------
  Net Investment Income...............................     1.556      1.54      1.52
  Net Realized and Unrealized Gain/Loss...............      .273      (.44)     1.36
                                                         -------   -------   -------
Total from Investment Operations......................     1.829      1.10      2.88
Less Distributions from Net Investment Income.........     1.540      1.54      1.54
                                                         -------   -------   -------
Net Asset Value, End of the Period....................   $20.259   $ 19.97   $ 20.41
                                                         =======   =======   =======
Market Price Per Share at End of the Period...........   $19.250   $18.125   $19.125
Total Investment Return at Market Price (a) (d).......    15.06%     2.61%    14.89%
Total Return at Net Asset Value (b) (d)...............     9.46%     5.94%    16.54%
Net Assets at End of the Period (In millions) (d).....   $ 230.2   $ 226.9   $ 231.9
Ratio of Operating Expenses to Average Net Assets.....      .68%      .67%      .68%
Ratio of Convertible Note Expenses to
  Average Net Assets (c)..............................        --        --      .39%
Ratio of Net Investment Income to
  Average Net Assets..................................     7.70%     7.47%     7.92%
Portfolio Turnover....................................        8%       11%        8%
Assuming full dilution of debt (c):
  Net Asset Value, End of the Period..................        --        --        --
  Number of Shares Outstanding,
    End of the Period (000)...........................        --        --        --

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

(d) Prior to fiscal year end 1992, this item was not a required disclosure.


==================================================================================
   Year Ended June 30,
----------------------------------------------------------------------------------
      1994        1993        1992        1991        1990        1989        1988
----------------------------------------------------------------------------------
   $ 21.33     $ 19.85     $ 18.68     $ 18.72     $ 20.34     $ 21.49     $ 21.87
   -------     -------     -------     -------     -------     -------     -------
      1.56       1.575       1.735        1.76        2.07        1.90        1.95
     (2.28)       1.55       1.115        (.03)     (1.615)       (.85)       (.13)
   -------     -------     -------     -------     -------     -------     -------
      (.72)      3.125        2.85        1.73        .455        1.05        1.82
      1.54       1.645        1.68        1.77       2.075        2.20        2.20
   -------     -------     -------     -------     -------     -------     -------
   $ 19.07     $ 21.33     $ 19.85     $ 18.68     $ 18.72     $ 20.34     $ 21.49
   =======     =======     =======     =======     =======     =======     =======
   $18.125     $20.750     $19.750     $18.375     $16.500     $20.250     $21.125
    (5.59%)     13.76%      17.12%          --          --          --          --
    (3.37%)     16.35%      15.79%          --          --          --          --
   $ 216.6     $ 235.6     $ 218.5          --          --          --          --
      .68%        .71%        .71%        .72%        .71%        .71%        .70%

      .82%        .98%       1.05%       1.09%       1.55%       1.90%       1.95%

     7.29%       7.65%       8.90%       9.42%      10.65%       9.03%       9.22%
        2%         19%         39%         18%         14%         13%         41%

   $ 19.07     $ 21.09     $ 19.78     $ 18.74     $ 18.78     $ 20.17     $ 21.15

    12,411      12,411      12,372      12,304      12,304      12,746      12,701

                                       13      See Notes to Financial Statements

                         Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Van Kampen American Capital Bond Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of debt securities.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

                                 June 30, 1997
================================================================================

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.


C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.


D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $31,141,340 which will expire between June 30, 1998 and June 30, 2000. Of this amount, $26,984,856 will expire on June 30, 1998.

     At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $210,778,082; the aggregate gross unrealized appreciation is $15,319,677 and the aggregate gross unrealized depreciation is $790,983, resulting in net unrealized appreciation of $14,528,694.


E. Distribution of Income and Gains--The Fund declares and pays dividends from net investment income to shareholders quarterly. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Permanent differences related to the recognition of net realized gains on paydowns of mortgage-backed securities totaling $2,236 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. In addition, permanent differences related to the recognition of certain expenses which are not deductible for tax purposes totaling $257 have been reclassified from accumulated undistributed net investment income to capital.

                                 June 30, 1997
===============================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                  % Per Annum
===============================================================================
First $150 million ...............................................    .50 of 1%
Next $100 million ................................................    .45 of 1%
Next $100 million ................................................    .40 of 1%
Over $350 million ................................................    .35 of 1%

     For the year ended June 30, 1997, the Fund recognized expenses of approximately $39,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Trustees of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a prorated reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.


3. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $17,650,446 and $18,924,916, respectively.


4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depre-

                                 June 30, 1997
================================================================================

ciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts, each with a par value of $100,000, for the year ended June 30, 1997, were as follows:

                                                                     Contracts
==============================================================================
Outstanding at June 30, 1996 ......................................         20
Futures Opened ....................................................        -0-
Futures Closed ....................................................        (20)
                                                                           ---
Outstanding at June 30, 1997 ......................................        -0-
                                                                           ===

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen American Capital Bond Fund, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Bond Fund at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Houston, Texas
July 25, 1997

                          Dividend Reinvestment Plan

The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares). If Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

     You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

     You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own of record the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

     Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                              Boston EquiServe LP
                                 P.O Box 8200
                             Boston, MA 02266-8200
                                1-800-341-2929

     If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund
EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund
FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income
TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or for Morgan Stanley retail funds.

                     Van Kampen American Capital Bond Fund

Board of Trustees

Donald M. Carlton
A. Benton Cocanougher
Stephen R. Gross
Alan G. Merten
Steven Muller
R. Richardson Pettit
Don G. Powell* -- Chairman
Alan B. Shepard, Jr.

Officers

Don G. Powell*
  President
Dennis J. McDonnell*
  Executive Vice President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02105

Shareholder Servicing Agent

Boston EquiServe LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

Legal Counsel

Sullivan & Worcester LLP
1025 Connecticut Ave, NW
Washington, DC 20036

Independent Accountants

Ernst & Young LLP
1221 McKinney Suite 2400
Houston, Texas 77010

                 ---------------------------------------------
                         INQUIRIES ABOUT AN INVESTOR'S
                           ACCOUNT SHOULD BE REFERRED
                          TO THE FUND'S TRANSFER AGENT
                                BOSTON EQUISERVE
                                 P.O. BOX 8200
                        BOSTON, MASSACHUSETTS 02266-8200
                           TELEPHONE: (800) 341-2929
                               ALASKA AND HAWAII
                          CALL COLLECT: (713) 993-0500
                    Ask for Closed-End Fund Account Services
                 ---------------------------------------------

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997
     All rights reserved.

/SM/ denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                                                     +--------------------+
Van Kampen American Capital Distributors, Inc.       |     Bulk Rate      |
One Parkview Plaza                                   |    U.S. Postage    |
Oakbrook Terrace, Illinois 60181                     |        PAID        |
                                                     |     VAN KAMPEN     |
                                                     |  AMERICAN CAPITAL  |
                                                     +--------------------+